UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

THE BANK OF NEW YORK MELLON CORPORATION

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street, New York, New York	10286
(Address of principal executive offices)	(Zip Code)

(212) 495-1784

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Bank of New York Mellon Corporation (the “Company”) has amended its senior and senior subordinated indentures under which it issues its senior and senior subordinated debt securities from time to time. These amendments will apply only to debt securities issued on or after January 30, 2017. These amendments will, among other things:

•	For the senior indenture, provide that acceleration of the payment of principal will only be permitted for (i) specified payment defaults after a 30-day grace period and (ii) insolvency events;

•	For the senior indenture, provide that events of default and remedies, including acceleration rights, will continue to be determined on a series-by-series basis, but for this and other purposes, “series” means securities with identical terms, except as to issue date, principal amount and, if applicable, the date from which interest begins to accrue; and

•	For both the senior and senior subordinated indentures, confirm that transfers of the Company’s assets substantially as an entirety to subsidiaries of the Company are permitted by the covenant on mergers, consolidations and sales of the Company’s assets substantially as an entirety.

The changes referenced above are set forth in the First Supplemental Senior Debt Indenture, dated as of January 30, 2017, between the Company and Deutsche Bank Trust Company Americas, as trustee (“DBTCA”), and the First Supplemental Senior Subordinated Debt Indenture, dated as of January 30, 2017, between the Company and Wilmington Trust, National Association (“WTNA”), as trustee, which amend and supplement the Senior Debt Indenture, dated as of February 9, 2016, between the Company and DBTCA and the Senior Subordinated Debt Indenture, dated as of February 9, 2016, between the Company and WTNA, respectively. Copies of the First Supplemental Senior Debt Indenture and the First Supplemental Senior Subordinated Debt Indenture are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and the description above is qualified in its entirety by reference to the full text of Exhibits 4.1 and 4.2.

In addition, the Company has established new series of senior medium-term notes and senior subordinated medium-term notes and entered into a distribution agreement with respect to the offer and sale of those notes. The distribution agreement, forms of notes and officers’ certificates for those notes are filed as Exhibits 1.1, 4.3, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the offering by the Company of its debt securities from time to time pursuant to the prospectus dated January 30, 2017, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (File No. 333-209450).

(d) Exhibits

Exhibit Number	Description

1.1	Distribution Agreement, dated January 30, 2017, between the Company and the several agents named in Schedule I thereto.

4.1	First Supplemental Senior Debt Indenture between the Company and Deutsche Bank Trust Company Americas, dated as of January 30, 2017.

4.2	First Supplemental Senior Subordinated Debt Indenture between the Company and Wilmington Trust, National Association, dated as of January 30, 2017.

4.3	Form of Global Medium-Term Fixed Rate Note.

4.4	Form of Global Medium-Term Floating Rate Note.

4.5	Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Senior Indenture.

4.6	Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Senior Subordinated Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: January 30, 2017	By:	/s/ Craig T. Beazer
		Name:	Craig T. Beazer
		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Distribution Agreement, dated January 30, 2017, between the Company and the several agents named in Schedule I thereto.

4.1	First Supplemental Senior Debt Indenture between the Company and Deutsche Bank Trust Company Americas, dated as of January 30, 2017.

4.2	First Supplemental Senior Subordinated Debt Indenture between the Company and Wilmington Trust, National Association, dated as of January 30, 2017.

4.3	Form of Global Medium-Term Fixed Rate Note.

4.4	Form of Global Medium-Term Floating Rate Note.

4.5	Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Senior Indenture.

4.6	Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Senior Subordinated Indenture.